Supplement to the
Fidelity Freedom® Funds
May 28, 2016
Prospectus

The Board of Trustees of the Freedom Funds has approved, subject to shareholder approval, a new pricing structure for the funds that will reduce the overall expenses that Freedom Fund shareholders pay, relative to the funds’ expenses as of March 31, 2016, and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds in which the Freedom Funds invest will be eliminated. A meeting of shareholders of each Freedom Fund held on October 28, 2016 to vote on this proposal was adjourned to a later date to provide additional time for shareholders to vote. Shareholders of record on August 29, 2016, are entitled to vote at the adjourned meeting.

The proxy statement contains important information relating to the proposal. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement is available on the Securities and Exchange Commission's web site (www.sec.gov).

The following information replaces similar information for Fidelity® Freedom Income Fund found in the "Fund Summary" section under the heading "Principal Investment Strategies".

  Allocating assets among underlying Fidelity® funds according to a stable "neutral" asset allocation of approximately:

Domestic Equity Funds*	17%
International Equity Funds*	7%
Bond Funds*	46%
Short-Term Funds*	30%

* FMRC may change these percentages over time. As a result of the active asset allocation strategy (discussed below), actual allocations may differ from the neutral allocations above.
FF-16-03 1.708110.170	November 25, 2016